Exhibit 10.67

ADDITIONAL RELEASE

1. ADDITIONAL RELEASE. As provided for in Section 7 of the Transition and Release Agreement (“the Agreement”) dated as of May 28, 2013 between Kid Brands, Inc., a New Jersey Corporation (“the Company”) and Guy A. Paglinco (“the Executive”), and in exchange for the consideration and benefits specified in the Agreement, the Executive hereby irrevocably releases and forever discharges any and all known and unknown liabilities, debts, obligations, causes of action, demands, covenants, contracts, liens, controversies and any other claim of whatsoever kind or nature that the Executive ever had, now has or may have in the future against the Company, its stockholders, subsidiaries, affiliates, successors, assigns, officers, directors, attorneys, fiduciaries, representatives, employees, licensees, agents and assigns (the “Releases”), whether or not arising out of or related to the performance of any services to or on behalf of the Company or the termination of those services, including without limitation: (i) any such claims arising out of or related to any federal, state and/or local labor or civil rights laws including, without limitation, the federal Civil Rights Acts of 1866, 1871, 1964, the Equal Pay Act, the Older Workers Benefit Protection Act, the Rehabilitation Act, the Jury Systems Improvement Act, the Uniformed Services Employment and Reemployment Rights Act, the Vietnam Era Veterans Readjustment Assistance Act, the Fair Credit Reporting Act, the Occupational Health and Safety Act, the Employee Polygraph Protection Act, the retaliation provisions of the Sarbanes-Oxley Act of 2002, the Federal False Claims Act, the National Labor Relations Act, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974, the Age Discrimination in Employment Act, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act of 1938, the New York Human Rights Law, the New Jersey Law Against Discrimination, the New Jersey wage and hour laws, and the New Jersey Conscientious Employee Protection Act, the California Fair Employment and Housing Act, the California Labor Code; (ii) any and all other such claims arising out of or related to any contract, any and all other federal, state or local constitutions, statutes, rules, regulations or executive orders; or (iii) any and all such claims arising from any common law right of any kind whatsoever, including, without limitation, any claims for any kind of tortious conduct, promissory or equitable estoppel, defamation, breach of the Company’s policies, rules, regulations, handbooks or manuals, breach of express or implied contract or covenants of good faith, wrongful discharge or dismissal, and/or failure to pay, in whole or part, any compensation of any kind whatsoever (collectively, “Executive’s Claims”). This paragraph does not release the obligations of the Company under the Agreement and the benefits explicitly preserved and/or provided to the Executive under the Agreement or any claims that lawfully cannot be waived, and shall not offset any vested rights that the Executive may have under the Company’s employee benefit plans. The Company also agrees not to challenge any lawful claim for unemployment benefits made by the Executive in connection with his departure from the Company and will not contest in connection with a claim for unemployment benefits the characterization of the Executive’s departure as involuntary and without cause.

Execution of this Additional Release by the Executive operates as a complete bar and defense against any and all of the Executive’s Claims against the Company and/or the other Releases. If the Executive should hereafter assert any Executive’s Claims in any action or proceeding against the Company or any of the other Releases, as applicable, in any forum, this Agreement may be raised as and shall constitute a complete bar to any such action or proceeding and the Company and/or the other Releases shall be entitled to recover from the Executive all costs incurred, including attorneys’ fees, in defending against any such action or proceeding.

Executive further waives and relinquishes any rights and benefits which he has or may have under California Civil Code § 1542 to the fullest extent that he may lawfully waive all such rights and benefits pertaining to the subject matter of this Agreement. Civil Code § 1542 provides that a general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor. Executive acknowledges that he is aware that he may later discover facts in addition to or different from those which he now knows or believes to be true with respect to the subject matter of this Agreement, but it is his intention to fully and finally forever settle and release any and all claims, matters, disputes, and differences, known or unknown, suspected and unsuspected, which now exist, may later exist or may previously have existed between the parties to the extent set forth herein, and that in furtherance of this intention the Agreement and this Additional Release shall be and remain in effect as a full and complete general release to the extent set forth herein, notwithstanding discovery or existence of any such additional or different facts.

The provisions of this Section 9 are not intended to preclude the Executive from: (i) enforcing the terms of this Agreement; or (ii) filing a charge or participating in any investigation or proceeding conducted by the Equal Employment Opportunity Commission (“EEOC”) or the National Labor Relations Board. The Agreement and this Additional Release shall not impact the EEOC’s rights, responsibilities or abilities to carry out its public duties and shall not impede the Executive’s participation in EEOC procedures and processes, except insofar as it precludes the Executive from recovering any additional monies from the Company or any of the other Releases. To the extent permitted by applicable law, the Executive agrees to waive his right to any monetary or equitable recovery should any federal, state or local administrative agency pursue any claims on his behalf arising out of or related to his employment with and/or separation from employment with the Company and promises not to seek or accept any award, settlement or other monetary or equitable relief from any source or proceeding brought by any person or governmental entity or agency on his behalf or on behalf of any class of which he is a member with respect to any of the claims that he has waived.

The Executive agrees that, for a period of two years from the date he signed Additional Release, he will not, either personally or as an owner, director, employee, agent or consultant of another entity, engage in any proceeding intended to effect a change in control of the Company that has not been approved by the Board of Directors of the Company. A breach of this contract shall entitle the Executive to recover the compensation and benefits provided to the Executive pursuant to this Agreement.

The Executive acknowledges that he has had a reasonable opportunity to review and consider the terms of this Additional Release for a period of at least 21 days, that he understands and has had the opportunity to receive counsel regarding his respective rights, obligations and liabilities under this Additional Release and that to the extent that the Executive has taken less than 21 days to consider this Additional Release, the Executive acknowledges that he has had sufficient time to consider this Additional Release and to consult with counsel and that he does not desire additional time to consider this Additional Release. As long as the Executive signs and delivers this Additional Release within such 21 day time period, he will have seven days after such delivery to revoke his decision by delivering written notice of such revocation to the Company. If the Executive does not revoke his decision during that seven-day period, then this Additional Release shall become effective on January 2, 2014.

/s/ Guy Paglinco
Guy A. Paglinco

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